Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 6,900,000 shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, the “2008 Stock Plan”) and the registration by the Company of 1,000,000 shares (subject to adjustment) of the Common Stock to be offered and sold by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the 2008 Stock Plan and one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and sold by the Company pursuant to the ESPP, in each case to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of April, 2010.

/s/ George A. Alcorn
George A. Alcorn

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 6,900,000 shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, the “2008 Stock Plan”) and the registration by the Company of 1,000,000 shares (subject to adjustment) of the Common Stock to be offered and sold by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the 2008 Stock Plan and one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and sold by the Company pursuant to the ESPP, in each case to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of April, 2010.

/s/ Charles R. Crisp
Charles R. Crisp

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 6,900,000 shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, the “2008 Stock Plan”) and the registration by the Company of 1,000,000 shares (subject to adjustment) of the Common Stock to be offered and sold by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the 2008 Stock Plan and one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and sold by the Company pursuant to the ESPP, in each case to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of April, 2010.

/s/ H. Leighton Steward
H. Leighton Steward

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 6,900,000 shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, the “2008 Stock Plan”) and the registration by the Company of 1,000,000 shares (subject to adjustment) of the Common Stock to be offered and sold by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the 2008 Stock Plan and one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and sold by the Company pursuant to the ESPP, in each case to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of April, 2010.

/s/ Donald F. Textor
Donald F. Textor

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 6,900,000 shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, the “2008 Stock Plan”) and the registration by the Company of 1,000,000 shares (subject to adjustment) of the Common Stock to be offered and sold by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the 2008 Stock Plan and one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and sold by the Company pursuant to the ESPP, in each case to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of April, 2010.

/s/ Frank G. Wisner
Frank G. Wisner

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 6,900,000 shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended, the “2008 Stock Plan”) and the registration by the Company of 1,000,000 shares (subject to adjustment) of the Common Stock to be offered and sold by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the 2008 Stock Plan and one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and sold by the Company pursuant to the ESPP, in each case to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of April, 2010.

/s/ James C. Day
James C. Day